SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): April 29, 2008
PFSweb, Inc.
(Exact name of registrant as specified in its charter)

Delaware (STATE OR OTHER JURISDICTION OF INCORPORATION)	000-28275 (COMMISSION FILE NUMBER)	75-2837058 (IRS EMPLOYER IDENTIFICATION NO.)
500 NORTH CENTRAL EXPRESSWAY
PLANO, TX 75074
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
(972) 881-2900
(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE )
N/A
(FORMER NAME OR ADDRESS, IF CHANGED SINCE LAST REPORT)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant
Item 9.01 Financial Statements and Exhibits.
SIGNATURE
Letter from KPMG LLP to the Securites and Exchange Commission

Item 4.01	Changes in Registrant’s Certifying Accountant
     KPMG LLP was previously the principal accountants for PFSweb Inc. (“the Company”). On April 29, 2008, the Company dismissed KPMG LLP as the Company’s independent registered public accountants firm and Grant Thornton LLP was engaged as the Company’s independent registered public accounting firm. The decision to change accountants was approved by the Company’s Audit Committee.
     The reports of KPMG LLP on the Company’s financial statements for the years ended December 31, 2006 and 2007 do not contain an adverse opinion or a disclaimer of opinion and are not qualified or modified as to uncertainty, audit scope or accounting principles, except as follows: KPMG LLP’s report on the consolidated financial statements of the Company as of and for the years ended December 31, 2006 and 2007 contained the following paragraph: As discussed in Note 2 to the consolidated financial statements, during 2006, the Company adopted Statement of Financial Accounting Standards (SFAS) No. 123R, Share-Based Payment.
     During the years ended December 31, 2006 and 2007 and through April 29, 2008, there were no disagreements with KPMG LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to KPMG LLP’s satisfaction, would have caused KPMG LLP to make reference to the subject matter of the disagreement in connection with its audit report on the Company’s financial statements for such year, and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K, except that Company’s Annual Report on Form 10-K for the year ended December 31, 2006 filed on April 2, 2007, reported a material weakness related to fraudulent credit card activity in the Company’s internal control over financial reporting as of June 30, 2006 and stated that as of such date the Company’s policies and procedures did not provide for an effective review of fraudulent credit card activity.
     During the years ended December 31, 2006 and December 31, 2007 and through April 29, 2008, the Company did not consult with Grant Thornton LLP regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.
     The Company has provided KPMG LLP with a copy of these disclosures and has requested that KPMG LLP furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements and, if not, stating the respects in which it does not agree. This letter from KPMG LLP is attached as Exhibit 16.1 to this current report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

16.1	Letter from KPMG LLP to the Securities and Exchange Commission dated May 2, 2008.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PFSweb, Inc.
Dated: May 2, 2008	By:	/s/ Thomas J. Madden
Thomas J. Madden Executive Vice President, Chief Financial and Accounting Officer